Other Income, Net	12 Months Ended
Dec. 31, 2011
Other Income, Net

3. Other Income, Net

The components of other income, net, are as follows (in millions of dollars):

	2011	2010	2009
Gain (loss) on divestments (Note 2):
Toledo refinery and related inventory	$2	$—	$—
RPM program	9	17	24
Retail heating oil and propane distribution business	—	—	44
Other	2	4	1
Equity income (loss):
Pipeline joint ventures (Notes 2 and 7)	13	27	26
Other	2	1	(3)
Other	21	33	3

	$49	$82	$95